UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 12, 2005

             Epicus Communication Group, Inc., Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Florida                      333-71008              59-2564162
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)



       1750 Osceola Drive, West Palm Beach, Florida 33409
      ---------------------------------------------------
      (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code: (561) 688-0440
                                                     --------------

Former name or former address, if changed since last report: Not applicable
                                                             --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General
Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

On September 13, 2005, Epicus Communication Group, Inc., Inc., a Florida corporation (the "Company"), issued a press release relating to the impact of Hurricane Katrina on the Company's operations. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.


             (c) Exhibits

             Exhibit No.       Description

             99.1              Press Release dated September 13, 2005


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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

             EPICUS COMMUNICATION GROUP, INC., INC.



Date: September 13, 2005
                                      By:  /s/ Gerard Haryman
                                          --------------------------
                                          Name:   Gerard Haryman
                                          Title:  President/CEO


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